UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 12, 2021

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-16503	98-0352587
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Willis Group Limited

51 Lime Street, London, EC3M 7DQ, England and Wales

(Address of principal executive offices)

Registrant’s telephone number, including area code: (011) (44)-(20)-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.00000304635 per share	WLTW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously announced, on August 12, 2021, Willis Towers Watson plc, an Irish public limited company (“WTW”), and Arthur J. Gallagher & Co., an Illinois corporation (“Gallagher”), entered into a definitive Security and Asset Purchase Agreement (the “Agreement”). On the terms and subject to the conditions set forth in the Agreement, Gallagher has agreed to purchase the global operations of WTW’s treaty reinsurance brokerage business known as Willis Re for a total upfront cash consideration of $3.25 billion plus an earnout payable in 2025 of up to $750 million in cash, subject to certain adjustments including for net debt, net working capital and net fiduciary assets (the “Transaction”).

Notwithstanding the foregoing, WTW has not agreed to divest any business in France or the Netherlands, but Gallagher has granted a put option to WTW with respect to WTW’s treaty reinsurance businesses in France and the Netherlands, which may be exercised by WTW subject to, and only following completion of, certain required works council consultations and local legal requirements.

The completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including (i) receipt of certain governmental approvals under competition, foreign investment and financial services laws, (ii) expiration or termination of the applicable HSR waiting period, (iii) the absence of governmental restraints or prohibitions preventing the consummation of the Transaction and (iv) certain other customary closing conditions. The Agreement contemplates delayed closings in certain countries pending completion of certain country-specific closing conditions.

The Agreement contains representations and warranties made by each of WTW and Gallagher customary for a transaction of this type, and also contains pre-closing covenants binding on WTW and Gallagher customary for a transaction of this type. The Agreement contains certain termination rights for each of WTW and Gallagher, including in the event that the Transaction is not consummated on or before May 12, 2022, subject to two automatic extensions of three months and one month, respectively, if all conditions have been satisfied other than those related to the receipt of regulatory approvals and those to be satisfied at closing.

The Agreement provides that WTW and Gallagher will use their respective reasonable best efforts to obtain clearances for the Transaction under all laws from the applicable governmental authorities.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the descriptions of the material terms of the Agreement in this Item 1.01 are qualified in their entirety by reference to such Exhibit, which is incorporated herein by reference. The Agreement is not intended to provide any other factual information about the parties thereto. In particular, the representations, warranties and covenants contained in the Agreement were made only for the purposes of the agreement as of the specific date therein and were solely for the benefit of the parties to the agreement. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Agreement, (b) have been qualified by (i) matters specifically disclosed in WTW’s filings with the United States Securities and Exchange Commission and (ii) confidential disclosures made in the disclosure schedules delivered in connection with the Agreement, (c) are subject to materiality qualifications contained in the Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Agreement or such other date as is specified in the Agreement and (e) have been included in the Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding WTW or Gallagher or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of WTW, Willis Re or Gallagher or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in WTW’s public disclosures.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1	Security and Asset Purchase Agreement, dated as of August 12, 2021, by and between Willis Towers Watson plc and Arthur J. Gallagher & Co.*

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. WTW hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that WTW may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

Safe Harbor Statement

This communication and related oral communications contain certain statements that are forward-looking in nature, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather current expectations of management about future events. Forward-looking statements can often, but not always, be identified by the use of words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “looking forward”, “potential,” “probably”, “continue,” “intends,” “anticipates,” “believes,” or variations of such words, and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved. WTW management gives no assurance that these expectations will prove to be correct.

These forward-looking statements include information about possible or assumed future results of WTW’s operations, the uncertainty surrounding the COVID-19 pandemic, and expectations related to the Transaction. All statements other than statements of historical facts that address activities, events or developments that WTW expects or anticipates may occur in the future, including such things as its or their outlook, future capital expenditures, growth in commissions and fees, changes to the composition or level of its or their revenues, cash flow and liquidity, expected tax rates, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of its or their business and operations, plans, references to future successes, and expectations with respect to the timing, closing and benefits of the Transaction are forward-looking statements.

By their nature, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. The following factors, among others, could cause actual results to differ from those set forth in or anticipated by the forward-looking statements: changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies; general economic and political conditions in different countries in which WTW does business around the world, including the U.K.’s withdrawal from the European Union; changes in the competitive environment or damage to WTW’s reputation; fluctuations in exchange and interest rates that could influence revenue and expenses; changes in global equity and fixed income markets that could affect the return on invested assets; changes in the funding status of WTW’s various defined benefit pension plans and the impact of any increased pension funding resulting from those changes; the level of WTW’s debt limiting financial flexibility or increasing borrowing costs; rating agency actions that could affect WTW’s ability to borrow funds; volatility in WTW’s tax rate due to a variety of different factors, including U.S. tax reform; changes in estimates or assumptions on WTW’s financial statements; limits on WTW’s subsidiaries to make dividend and other payments to WTW, as applicable; the impact of lawsuits and other contingent liabilities and loss contingencies arising from errors and omissions and other claims against WTW; the impact of, and potential challenges in complying with, legislation and regulation in the jurisdictions in which WTW operates, particularly given the global scope of WTW’s businesses and the possibility of conflicting regulatory requirements across jurisdictions in which WTW does business; the impact of any investigations brought by regulatory authorities in the U.S., Ireland, the U.K. and other countries; the impact of any inquiries relating to compliance with the U.S. Foreign Corrupt Practices Act and non-U.S. anti-corruption laws and with U.S. and non- U.S. trade sanctions regimes; failure to protect intellectual property rights or allegations that WTW infringes on the intellectual property rights of others; the effects of Irish law on WTW’s operating flexibility and the enforcement of judgments against WTW; the failure to retain and attract qualified personnel, whether as a result of the Transaction, the previously announced termination of the prior business combination agreement with Aon plc and the prior sale agreement with Gallagher related thereto, or otherwise; international risks associated with WTW’s global operations; the effects of natural or man-made disasters, including the effects of COVID-19 and other health pandemics; the potential of a system or network breach or disruption resulting in operational interruption or improper disclosure of personal data; WTW’s ability to develop and implement new technology; the damage to WTW’s reputation among clients, markets or third parties; the actions taken by third parties that perform aspects of WTW’s business operations and client services; the extent to which WTW manages certain risks created in connection with the services, including fiduciary and investments, consulting, and other advisory services, among others, that WTW currently provides, or will provide in the future, to clients; WTW’s ability to continue, and the costs and risks associated with, growing, developing and integrating companies that it acquires or new lines of business; changes in commercial property and casualty markets, commercial premium rates or methods of compensation; changes in the health care system or WTW’s relationships with insurance carriers; WTW’s ability to implement initiatives intended to yield, and the ability to achieve, cost savings; WTW’s ability to realize the expected benefits from its restructuring plan; the possibility that the Transaction will not be consummated in the expected timeframe, or at all; failure to obtain necessary regulatory approvals for the Transaction or to comply with the requirements related to such approvals, or to satisfy any of the other conditions to the Transaction; potential litigation associated with the Transaction, including by regulators; adverse effects on the market price of WTW’s securities and/or operating results for any reason, including, without limitation, because of a failure to consummate the Transaction in the expected timeframe, or at all; the failure to realize the expected benefits of the Transaction in the expected timeframe, or at all; significant transaction costs or difficulties in connection with the Transaction, and unknown or inestimable liabilities; the potential impact of the announcement or consummation of the Transaction on relationships, including with suppliers, customers, employees and regulators; and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak, including COVID-19) that affect WTW.

Any or all of WTW’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about WTW’s future performance. The factors identified above are not exhaustive. WTW and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date on which they are made. In addition, results for the year ended December 31, 2020, the quarter ended March 31, 2021, and the quarter ended June 30, 2021, are not necessarily indicative of results that may be expected for any future period, particularly in light of the continuing effects of the COVID-19 pandemic.

Further information concerning WTW and its businesses, including factors that potentially could materially affect WTW’s financial results, are contained in WTW’s respective filings with the Securities and Exchange Commission (the “SEC”). See WTW’s Annual Reports on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021, and the quarter ended June 30, 2021, for a further discussion of these and other risks and uncertainties applicable to WTW and their respective businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. WTW is not under, and expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to WTW and/or any person acting on its behalf are expressly qualified in their entirety by the foregoing paragraphs, and the information contained on any websites referenced in this communication is not incorporated by reference into this communication.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Security and Asset Purchase Agreement, dated as of August 12, 2021, by and between Willis Towers Watson plc and Arthur J. Gallagher & Co.*

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

By:	/s/ Neil D. Falis
Title:	Deputy Company Secretary

August 16, 2021